MCKEE NELSON LLP

One Battery Park Plaza, 34th Floor

New York, New York  10004

Telephone:  (917) 777-4200

FACSIMILE:  (917) 777-4309

July 31, 2006

VIA EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

Re:

J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2

Asset Backed Pass-Through Certificates, Series 2006-FRE2
Form 8-K/A to Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of J.P. Morgan Acceptance Corporation I, (the “Company”), we transmit herewith for filing under the Securities Act of 1934, as amended, a copy of a Current Report on Form 8-K/A, including the exhibits thereto, with a conformed signature, the original of which is on file in our offices.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated April 13, 2006 in connection with the issuance of J.P. Morgan Mortgage Acquisition Corp. Asset Backed Pass-Through Certificate, Series 2006-FRE2

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4391.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Rolfe Hubley

Rolfe Hubley

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  July 31, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2, Asset Backed pass-Through Certificates, Series 2006-FRE2)

J.P. MORTGAGE MORTGAGE ACQUISITION CORP. 2006-FRE2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-127020	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated April 13, 2006, in connection with the issuance of J.P. Morgan Mortgage Acquisition Corp. Asset Backed Pass-Through Certificate, Series 2006-FRE2, in order to amend Section 1.01 of the Pooling and Servicing Agreement by and among J.P. MORGAN ACCEPTANCE CORPORATION I, as depositor, J.P. MORGAN MORTGAGE ACQUISITION CORP., as seller, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as securities administrator and as servicer, PENTALPHA SURVEILLANCE LLC, as trust oversight manager and U.S. BANK NATIONAL ASSOCIATION, as trustee.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amendment No. 1 to the Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I,

By: /s/ Christian T. Greco

Name: Christian T. Greco

Title:   Vice President

Dated:  July 31, 2006

EXHIBIT 4.2